SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2010
SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	File No. 001-13251	52-2013874
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
12061 Bluemont Way, Reston, Virginia 20190
(Address if principal executive offices)(zip code)
Registrant’s telephone number, including area code: (703) 810-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On January 20, 2010, SLM Corporation (the “Company”) issued a press release with respect to its earnings for the fiscal quarter ended December 31, 2009, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Supplemental Financial Information Release for the Fourth Quarter 2009 is available on the Company’s Web site at www.salliemae.com/about/investors/stockholderinfo/earningsinfo. Presentation slides used during the Company’s investor conference call, set for January 21, 2010, at 8:00 a.m. EST., may be accessed at www.salliemae.com/about/investors/stockholderinfo/webcast no later than the starting time of the conference call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ JOHN F. REMONDI
	Name:	John F. Remondi
	Title:	Vice Chairman and Chief Financial Officer

Dated: January 20, 2010

SLM CORPORATION
Form 8-K
CURRENT REPORT
EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated January 20, 2010

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